SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported) December 9, 1999
                                                         ----------------

                  FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED
                  --------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                  Pennsylvania
                                  ------------
                 (State or other jurisdiction of incorporation)

          0-14841                                   22-2476703
          -------                                   ----------
  (Commission File Number)             (IRS Employer Identification Number)

              One Franklin Plaza, Burlington, New Jersey 08016-4907
              -----------------------------------------------------
                    (Address of Principal Executive Offices)

                  Registrant's telephone number, (609) 386-2500
                                                 --------------


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ITEM 5      OTHER EVENTS

            On December 9, 1999 Franklin Electronic Publishers, Incorporated (the "Registrant") entered into a $25,000,000 secured financing facility with the Banc of America Commercial Finance Corporation and prepaid $10,000,000 in principal of its Senior Notes using a portion of the proceeds from such secured financing facility.


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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits:

            1. Franklin Electronic Publishers, Incorporated Press Release, dated December 9, 1999.

            2.    Loan and Security Agreement, dated December 7, 1999

            3.    Second Amendment to Note Purchase Agreement, dated December 7,
                  1999


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FRANKLIN ELECTRONIC PUBLISHERS, INC.


                                    By    /s/ Gregory J. Winsky
                                      --------------------------
                                      Name:  Gregory J. Winsky
                                      Title: Senior Vice President

Date: December 13, 1999


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